Business combinations	12 Months Ended
Dec. 31, 2024
Business Acquisitions [Abstract]
Business combinations	Business combinations
Accounting policies
Business combinations are accounted for using the acquisition method. We measure goodwill at the acquisition date as the fair value of the consideration transferred less the fair value of the identifiable assets acquired and liabilities assumed. The determination of the fair value of the assets acquired and liabilities assumed requires management to use estimates that contain uncertainty and critical judgments. Transaction costs in connection with business combinations are expensed as incurred.
Supporting information
Cariboo Pulp & Paper
We attained sole control of Cariboo Pulp & Paper (“CPP”) during Q1-24 in relation to an agreement (“the CPP agreement”) with Mercer International Inc. (“Mercer”) to dissolve our 50/50 joint venture in Cariboo Pulp & Paper (“CPP JV”). No termination or other amounts are payable by either company in connection with the CPP agreement.
CPP produces northern bleached softwood kraft (“NBSK”) pulp, related by-products, and energy. Prior to the CPP agreement, we accounted for the CPP JV under IFRS Accounting Standards by recognizing our share of the assets, liabilities, revenues, and expenses related to this joint operation.
Prior to the CPP agreement, the CPP JV was a joint operation under IFRS Accounting Standards that met the definition of a business. Accordingly, we applied the requirements for a business combination achieved in stages in accordance with IFRS 3, Business Combinations.
This required us to first remeasure the carrying value of our existing 50% interest in the CPP JV to fair value and then recognize an additional 50% interest in CPP at fair value in accordance with the requirements of IFRS 3.
The determination of the fair value of identifiable assets and liabilities required management to use estimates that contain uncertainty and critical judgments. We applied the income approach in determining the fair value of property, plant, and equipment. Cash flow forecasts were based on internal estimates for 2024 through 2027 and estimated mid-cycle earnings for subsequent years. Assumptions included production volume, product pricing, operating costs, terminal multiple, and discount rate. Key assumptions were determined using external sources and historical data from internal sources.
We recognized a net gain on the business combination as the estimated fair value of 100% of CPP’s identifiable assets and liabilities exceeded the carrying value of our 50% interest in the CPP JV prior to the CPP agreement.

Fair value of identifiable assets and liabilities (100% interest in CPP):
Cash	$2
Accounts receivable	3
Inventories	35
Prepaid expenses	1
Property, plant and equipment	59
Payables and accrued liabilities	(39)
Other liabilities	(14)
Deferred income tax liabilities	(1)
44
Less: Carrying value of our previously held 50% interest in the CPP JV	(43)
Net gain resulting from the CPP agreement	$1
The net gain resulting from the CPP agreement was recognized as other income.
Spray Lake Acquisition
On November 17, 2023, we acquired 100 percent of the shares in Spray Lake Sawmills (1980) Ltd., which operates a lumber mill located in Cochrane, Alberta, and the associated timber licenses (“Spray Lake Acquisition”) for cash consideration of $101 million (CAD$139 million). This acquisition has been accounted for as an acquisition of a business in accordance with IFRS 3 Business Combinations. We have allocated the purchase price based on our estimated fair value of the assets acquired and the liabilities assumed as follows:

West Fraser purchase consideration:
Cash consideration	$101

Fair value of net assets acquired:
Cash	$1
Accounts receivable	3
Inventories	24
Prepaid expenses	1
Income taxes receivable	1
Property, plant and equipment	58
Timber licenses	41
Payables and accrued liabilities	(8)
Other liabilities	(3)
Deferred income tax liabilities	(18)
$101